Exhibit 10.37

EXECUTION VERSION

FIRST AMENDMENT dated as of February 12, 2019

(this “Amendment”), to the CREDIT AGREEMENT dated as of

November 30, 2017 (the “Credit Agreement”), among WATERS

CORPORATION, a Delaware corporation (the “Company”), the

LENDERS from time to time party hereto, and JPMORGAN

CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Company has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as set forth herein; and

WHEREAS, in order to effectuate the foregoing, the Company, the Lenders party hereto (which constitute the Required Lenders for this Amendment) and the Administrative Agent have agreed that the Credit Agreement be amended, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“CFC” means a controlled foreign corporation within the meaning of Section 957 of the Code.

“CFC Holdco” means a Subsidiary that has no material assets other than equity interests in one or more CFCs.

(b) The definition of “Excluded Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2

“Excluded Subsidiary” means at any time (a) any Foreign Subsidiary, (b) any subsidiary of a Foreign Subsidiary, (c) any Domestic Subsidiary that is a disregarded entity for United States Federal income tax purposes substantially all of the assets of which consist of equity interests in one or more Foreign Subsidiaries, (d) any Subsidiary that is prohibited or restricted by applicable law from providing a guarantee of the Obligations or if such guarantee would require governmental (including regulatory) consent, approval, license or authorization, (e) any special purpose securitization vehicle (or similar entity), (f) any Subsidiary that is a not-for-profit organization, (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Company), the cost or other consequences (including any adverse tax consequences) of providing the Subsidiary Guarantee Agreement shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (h) any other Subsidiaries acquired or organized after the Effective Date that, together with their own subsidiaries on a combined consolidated basis, shall not, individually or in the aggregate for all such Subsidiaries under this clause (h), have accounted for more than 5% of Consolidated Total Assets or more than 5% of the consolidated total revenues of the Company and the Subsidiaries at the end of, or for the period of four fiscal quarters ended with, the most recent fiscal quarter of the Company for which financial statements shall have been delivered pursuant to Section 5.06(a) or (b) (or, prior to the delivery of any such financial statements, at the end of or for the period of four fiscal quarters ended September 30, 2017), and (i) any CFC Holdco.

(c) The definition of “Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Guarantee Requirement” means, at any time, that the Subsidiary Guarantee Agreement (or a supplement referred to in Section 16 thereof) shall have been executed by each Subsidiary (other than any Excluded Subsidiary) existing at such time, shall have been delivered to the Administrative Agent and shall be in full force and effect; provided, however, that (a) in the case of a Subsidiary that becomes subject to the Guarantee Requirement after the Effective Date, the Guarantee Requirement shall be satisfied with respect to such Subsidiary if a supplement to the Subsidiary Guarantee Agreement is executed by such Subsidiary, delivered to the Administrative Agent and in full force and effect no later than (i) 30 days after the date on which such Subsidiary becomes subject to the Guarantee Requirement or (ii) such other date as the Administrative Agent may reasonably determine, but in any case no later than 60 days after the date on which such Subsidiary becomes subject to the Guarantee Requirement and (b) a Subsidiary Guarantor shall automatically be released from its obligations under the Subsidiary Guarantee Agreement (including any supplement referred to in Section 16 thereof) and no longer be subject to the Guarantee Requirement in the event that the Company delivers a written notice to the Administrative Agent certifying that such Subsidiary Guarantor is an Excluded Subsidiary.

(d) The definition of “Subsidiary Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3

“Subsidiary Guarantors” means each Person listed on Schedule 1.01 and each other Person that becomes party to a Subsidiary Guarantee Agreement as a Subsidiary Guarantor, and the permitted successors and assigns of each such Person; provided, however, that a Subsidiary Guarantor shall cease to be a Subsidiary Guarantor in the event such Person is released from its obligations under the Subsidiary Guarantee Agreement (including any supplement referred to in Section 16 thereof) as provided in clause (b) of the proviso of the definition of “Guarantee Requirement” or as provided in Section 6 of the Subsidiary Guarantee Agreement.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to such other parties that, on and as of the First Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by the Company and this Amendment constitutes the Company’s legal, valid and binding obligations, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the First Amendment Effective Date (i) in the case of any representation and warranty that is qualified by materiality, in all respects and (ii) otherwise, in all material respects, except to the extent they expressly and exclusively relate to an earlier date, in which case such representations and warranties shall be true and correct (x) in the case of any representation and warranty that is qualified by materiality, in all respects and (y) otherwise, in all material respects, as of such earlier date.

(c) On the First Amendment Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the first date on which each of the following conditions shall have been satisfied (the “First Amendment Effective Date”).

(a) The Administrative Agent (i) shall have executed this Amendment and (ii) shall have received from the Company and Lenders that constitute at least the Required Lenders, either a counterpart of this Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by an authorized officer of the

4

Company, confirming the accuracy of the representations and warranties set forth in Section 3 hereof.

(c) The Administrative Agent shall have received, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Company under the Credit Agreement in connection with this Amendment.

The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights or remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WATERS CORPORATION,

by	/s/ John E. Lynch
Name: John E. Lynch Title: Vice President, Corporate Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as an Issuing Bank and as Administrative Agent,

by	/s/ David Hyman
Name: David Hyman Title: Executive Director

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment:

BANK OF AMERICA, N.A.,

by	/s/ Linda E.D. Alto
Name: Linda E.C. Alto Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: HSBC BANK USA, N.A.,

by	/s/ Elizabeth Peck
Name: Elizabeth Peck Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: CITIZENS BANK, N.A.,

by	/s/ Kathryn Hinderhofer
Name: Kathryn Hinderhofer Title: Assistant Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: MUFG BANK, LTD (F/K/A THE BANK OF TOKYO-MITSUBISHI, LTD.)

by	/s/ Yassef Yousef
Name: Yassef Yousef Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: TD BANK, N.A.,

by	/s/ Matt Waszmer
Name: Matt Waszmer Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: DWB CAPITAL LLC

by	/s/ Devan Patel
Name: Devan Patel Title: Vice President

For any Lender requiring a second signature line:

by	/s/ Brigitta Perezic
Name: Brigitta Perezic Title: First Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: BARCLAYS BANK PLC,

by	/s/ Jonathan D. Stone
Name: Jonathan D. Stone Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: KEYBANK NATIONAL ASSOCIATION

by	/s/ Marc Evans
Name: Marc Evans Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: SUNTRUST BANK

by	/s/ Antpn Brykalin
Name: Antpn Brykalin Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: THE HUNTINGTON NATIONAL BANK,

by	/s/ Jared Shaner
Name: Jared Shaner Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: BRANCH BANKING AND TRUST COMPANY

by	/s/ J. Carlos Naverrete
Name: J. Carlos Naverrete Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: PNC BANK, NATIONAL ASSOCIATION,

by	/s/ Joshua Kezele
Name: Joshua Kezele Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: THE BANK OF NEW YORK MELLON,

by	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr. Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: The Governor & Company of the Bank of Ireland

by	/s/ Cara Phelan
Name: Cara Phelan Title: Approved Signatory

by	/s/ Conor Linehan
Name: Conor Linehan Title: Approved Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: THE NORTHERN TRUST COMPANY

by	/s/ Eric Siebert
Name: Eric Siebert Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

to the WATERS CORPORATION

CREDIT AGREEMENT

To approve this Amendment: Institution: WEBSTER BANK, NATIONAL ASSOCIATION

by	/s/ Steven W. Collins
Name: Steven W. Collins Title: Vice President